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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)  APRIL 10, 2007
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                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                     001-16699                 75-2590292
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code     (323) 582-9977
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

2007 Annual Meeting of Stockholders
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     Overhill Farms, Inc. ("we") are preparing to hold our 2007 annual meeting of stockholders at 9:00 a.m. on June 12, 2007 at our principal executive offices located at 2727 East Vernon Avenue, Vernon, California 90058. All holders of record of our common stock outstanding as of the close of business on May 7, 2007 will be entitled to vote at the annual meeting. Because the date of this year's annual meeting has been changed by more than 30 days from the date of last year's annual meeting, our management desires to inform our stockholders of the revised deadlines for stockholder proposals to be discussed and voted upon at the 2007 annual meeting.

     Proposals by stockholders that are intended for inclusion in our proxy statement and proxy and to be presented at our 2007 annual meeting must be delivered to our secretary at our principal executive offices by Wednesday, April 18, 2007 in order to be considered for inclusion in our proxy materials. Those proposals may be included in our proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

     For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received by, our secretary at our principal executive offices between April 23, 2007 and May 23, 2007. The notice must set forth as to each matter the stockholder proposes to bring before the meeting the following information:

     (1) a brief description of the business proposed to be brought before the meeting and the reasons for conducting such business at the meeting;

     (2) the name and address, as they appear on our books, of the stockholder proposing the business;

     (3) the number of shares of our voting stock that are beneficially owned by the stockholder; and

     (4)  any material interest of the stockholder in the business proposed.

If the presiding officer at the annual meeting determines and declares that a stockholder who wishes to bring business before the annual meeting has failed to comply with this notice procedure, then the business proposed by the stockholder shall not be transacted.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2007               OVERHILL FARMS, INC.

                                   By: /S/ JOHN L. STEINBRUN
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                                      John L. Steinbrun, Chief Financial Officer




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